Exhibit 10.4
                         RESTATED TRANSMISSION AGREEMENT

                                     BETWEEN

                                   PACIFICORP

                                       AND

                         ARIZONA PUBLIC SERVICE COMPANY

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                                Index of Sections

                                                                       Page

PARTIES                    ..............................................1
RECITALS                   ..............................................1
AGREEMENT                  ..............................................4
Section 1.                 Term..........................................4
Section 2.                 Regulatory Approval and Termination...........4
Section 3.                 Phoenix/Mead Line.............................5
Section 4.                 Navajo loop-In Project/Alternate
                           Arrangements..................................5

S7ection 5.                Transmission Interconnection with
                           Northwest Utilities...........................5

Section 6.                 PacifiCorp Transfer Rights....................7

Section 7.                 Western Area Power Administration
                           Transmission Rights...........................7

Section 8.                 Scheduling....................................9

Section 9.                 Uncontrollable Forces.........................9

Section 10.                Indemnification..............................10

Section 11.                Assignment...................................11

Section 12.                Miscellaneous................................11


                                        i

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                         RESTATED TRANSMISSION AGREEMENT


                                     PARTIES

          The Parties to this Restated Transmission Agreement ("Agreement"), dated this 5th day of April, 1995, are PacifiCorp, an Oregon corporation and Arizona Public Service Company, an Arizona corporation ("APS"). APS and PacifiCorp are sometimes referred to collectively as "Parties" and individually as "Party."

                                    RECITALS

          WHEREAS, PacifiCorp and APS are engaged in the generation, transmission and distribution of electric power and energy; and
          WHEREAS, the Parties have resolved to enhance the efficient operation of their respective systems by taking advantage of the diversity of their loads and generation facilities; and
          WHEREAS, on September 21, 1990, the Parties entered into a series of contracts, including a Transmission Agreement, as amended by an October 11, 1990 Letter Agreement and an October 1, 1993 Amendment No. 1 between the Parties to achieve such efficiencies; and
          WHEREAS, the Parties intend to continue to study and discuss additional arrangements which will enhance efficiency and inure to the benefit of their customers and, to that end, have executed Amendment No. 1 to the Long-Term Power Transactions Agreement and Asset Purchase and Power Exchange

1 - RESTATED TRANSMISSION AGREEMENT

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Agreement  ("Amendment  No. 1") of even date herewith and have  determined  that this Restated Transmission Agreement should be substituted for the original Transmission Agreement, as amended; and
          WHEREAS, PacifiCorp owns a 345 kV transmission line from Sigurd, Utah that interconnects at the Utah/Nevada border with a 345 kV transmission line owned by the Nevada Power Company that is interconnected with the Harry Allen Substation in Southern Nevada which collectively are hereinafter referred to as the "Sigurd/Harry Allen line;" and
          WHEREAS, PacifiCorp and Nevada Power Company have had discussions regarding the potential of significantly increasing the transfer capability between Nevada and Utah either by upgrading the existing Sigurd/Harry Allen line or constructing a parallel line (hereinafter referred to as the "Sigurd Upgrade Project"); and
          WHEREAS, APS, along with a number of other entities, is a participant in the Mead-Phoenix project which, among other things, is expected to result in the construction of a 500 kV transmission line from Phoenix, Arizona to the Mead Substation in Nevada (hereinafter referred to as the "Phoenix/Mead line") and an interconnection of the Mead Substation and the Harry Allen Substation at a new substation in Southern Nevada presently referred to as "Marketplace"; and

2 - RESTATED TRANSMISSION AGREEMENT

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          WHEREAS, it is expected that as a result of the Mead- Phoenix Project,
APS will have at least 200 MW of bidirectional firm transmission rights between Phoenix and Marketplace; and
          WHEREAS, the Sigurd Substation is interconnected to transmission lines going north to interconnect with Montana Power Company and Idaho Power Company at the Brady Substation, and potentially The Washington Water Power Company (hereinafter referred to as the "Northwest Utilities"), and Idaho Power Company at the Borah Substation; and
          WHEREAS, at such time as the Mead-Phoenix Project and the Sigurd Upgrade Project are completed, there will exist a major new transmission path interconnecting utilities in the Desert Southwest with PacifiCorp and the Northwest Utilities; and
          WHEREAS,   APS  and  other  entities  in  the  Desert   Southwest  are
considering interconnecting the Navajo Generating Station switchyard to the Glen Canyon Generating Station switchyard, hereinafter referred to as the "Navajo Loop-In Project"; and
          WHEREAS, the Sigurd Upgrade Project and the Navajo Loop-In Project are not anticipated to be completed in a timely fashion, if at all; and
          WHEREAS, APS wishes to engage in the purchase, sale and exchange of power and energy with Northwest Utilities and PacifiCorp wishes to engage in the purchase, sale and exchange of power with utilities in the Desert Southwest; and

3 - RESTATED TRANSMISSION AGREEMENT

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          WHEREAS,  APS and PacifiCorp are concurrently with the signing of this
Agreement, contracting with the Western Area Power Administration ("Western") for transmission service between the Glen Canyon 230 kV Substation and Western's 230 kV Pinnacle Peak Substation;

          NOW, THEREFORE, in consideration of the mutual covenants set forth below, the Parties agree as follows:

                                    AGREEMENT

     1. Term
          This Agreement shall be effective and shall replace the Transmission Agreement in its entirety upon (i) execution of a Firm Transmission Service Contract between APS, PacifiCorp and the U.S. Department of Energy, Western, Salt Lake City Area Integrated Projects ("Western Transmission Contract") as described in Section 7 and (ii) its acceptance or approval for filing by the Federal Energy Regulatory Commission ("FERC"), and shall terminate on the same date that the Asset Purchase and Power Exchange Agreement dated September 21, 1990 ("Asset Agreement") between the Parties terminates.

     2. Regulatory Approval and Termination
          2.01 PacifiCorp shall file this Agreement and Amendment No. 1 with the FERC. APS shall file a letter of concurrence supporting PacifiCorp's filing of this Agreement and Amendment No. 1 with the FERC. If the FERC issues an order not accepting either agreement for filing in their entirety and without material change, the Parties shall exercise best

4 -            RESTATED TRANSMISSION AGREEMENT

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efforts  to amend the  agreements  to comply  with the FERC  order or  negotiate replacement agreements providing similar benefits to both Parties. In the event such amendment or replacement agreements are not executed by the Parties within sixty days following the FERC's issuance of such order, this Agreement and Amendment No. 1 shall terminate and be of no further force or effect and the Transmission Agreement dated as of September 21, 1990, shall remain in full force and effect.

          2.02 The rates for service specified herein, and the provisions contained herein for services to be provided without separate charge, shall remain in effect for the term of this Agreement and shall not be subject to change through application to the FERC pursuant to Section 205 of the Federal Power Act absent the agreement of PacifiCorp and Arizona.

     3. Phoenix/Mead Line
          APS shall work in good faith with other affected entities to cause the Phoenix/Mead Line to be in service by the end of 1996.

     4. Navajo Loop-In Project/Alternate Arrangements
          If the Navajo Loop-In Project is completed, or if APS or PacifiCorp construct transmission facilities or enter into other commercial arrangements that negate APS' or PacifiCorp's need to maintain its contractual rights under the Western Transmission Contract, either Party may, upon mutual agreement of the Parties, which agreement shall not be unreasonably withheld, terminate its participation in the Western

5 - RESTATED TRANSMISSION AGREEMENT

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Transmission  Contract.  A  Party  shall  not  be  required  to  agree  to  such termination unless, upon its sole determination, such Party determines that it will not incur any additional costs or there will be no adverse operational impacts to its system as a result of such termination.

     5. Transmission Interconnection with Northwest Utilities

          5.01 During the term of this Agreement, APS shall have 100 MW of net bidirectional firm transfer rights through PacifiCorp's system between the Glen Canyon/Four Corners Substations and the Borah/Brady Substations in Idaho; however, the sum of North-bound transfers and South-bound transfers shall not exceed 300 MW in any hour.

          5.02 Upon the later of: (i) the completion of the Phoenix/Mead Line or
(ii) May 15, 1997, and for the balance of the term of this Agreement, APS shall have an additional firm right to transfer 150 MW from the Borah/Brady Substation over PacifiCorp's system to the Four Corners/Glen Canyon Substations. In addition to APS' rights to transfer 150 MW from the Borah/Brady Substations to the Four Corners/Glen Canyon Substations, APS shall have the right to make and/or accept deliveries at the Glen Canyon Substation as described in the Western Transmission Contract.

          5.03  PacifiCorp  shall provide the services  described in Subsections
5.01 and 5.02 without charge to APS.

6 - RESTATED TRANSMISSION AGREEMENT

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     6. PacifiCorp Transfer Rights
          6.01 Upon the later of: (i) the completion of the Phoenix/Mead Line or
(ii) May 15, 1997, and for the balance of the term of this Agreement, PacifiCorp shall have a firm right to deliver up to 150 MW from the Phoenix terminal of the Phoenix/Mead Line to the Mead Substation (or to the Marketplace Substation, if such is constructed) from APS' firm rights. PacifiCorp's 150 MW Phoenix/Mead delivery rights are in addition to a 350 MW net scheduling right provided under
Section 15 of the Asset Agreement. In addition to PacifiCorp's rights to deliver up to 150 MW from the Phoenix terminal of the Phoenix/ Mead line to the Mead Substation (or to the Marketplace Substation, if such is constructed), PacifiCorp shall have the right to make and/or accept deliveries at the Pinnacle Peak Substation as described in the Western Transmission Contract.
          6.02 Except as provided for in Section 16 of the Asset Agreement, APS shall provide the transmission services described in Subsection 6.01 without charge to PacifiCorp.
     7. Western Area Power Administration Transmission Rights
          7.01 Except as provided for in Section 4, effective the later of (i) May 15, 1997 or (ii) the completion of the Phoenix-Mead Transmission Project, and for the balance of the term of this Agreement, the Parties shall contract with Western for firm, bidirectional transmission service between the Glen Canyon Substation and Western's Pinnacle Peak Substation in amounts necessary to allow for the transfers specified in

7 - RESTATED TRANSMISSION AGREEMENT

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Sections 5 and 6 and to allow for the seasonal  exchange provided in Section 3.3 of the Long-term Power Transaction Agreement dated September 21, 1990, as amended. The cost of the aforementioned transmission service (hereinafter referred to as "Western Transfer Rights") shall be shared equally between the Parties unless otherwise mutually agreed.

          7.02 APS shall have first priority use of the north- to-south transfer capability available from the Western Transfer Rights. PacifiCorp shall have first priority use of the south-to-north transfer capability available from the Western Transfer Rights.
          7.03 At such times as either Party is not making use of its first-priority use of the Western Transfer Rights as set forth in Subsection 7.02, such use shall be made available to the other Party for nonfirm transactions at no charge. It is understood that use by one Party of the other Party's Western Transfer rights, unless otherwise mutually agreed, is on a nonfirm basis and such use may be interrupted or curtailed by the Party with first-priority rights at any time.
          7.04 At such times as some or all of the Western Transfer Rights are not available, the Parties shall use best efforts to reschedule deliveries previously scheduled under the Western Transfer Rights to mutually agreed alternate point(s) of delivery; provided, however, a Party shall not be required to interrupt or curtail its other firm schedules at any such alternate point(s) of delivery in order to accommodate

8 - RESTATED TRANSMISSION AGREEMENT

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deliveries previously scheduled under the Western Transmission
Contract.
     8. Scheduling
          PacifiCorp and APS shall preschedule their transfer requirements no later than 1000 hours MST on each work day observed by both Parties immediately preceding the day(s) of delivery, or as otherwise mutually agreed by the Parties' dispatchers or schedulers. The Parties shall make delivery in accordance with preschedules, unless otherwise mutually agreed, which comply with the applicable transfer rights set forth in Sections 5 and 6. All deliveries shall be deemed to be made during the hours and in the amounts as accounted for in the APS and PacifiCorp system logs. However, if scheduled deliveries are interrupted due to an Uncontrollable Force as defined in Section 9, such schedules shall be adjusted to reflect such interruption.
     9. Uncontrollable Forces
          Neither Party to this Agreement shall be considered to be in default in the performance of any obligation hereunder if failure to perform shall be due to an Uncontrollable Force. The term "Uncontrollable Force" means any cause beyond the control of the Party affected, including, but not limited to, failure of facilities, flood, earthquake, storm, fire, lightening, epidemic, war, riot, civil disturbance, labor disturbance, sabotage, restraint by court order or public authority, which by exercise of due foresight, such Party could

9 - RESTATED TRANSMISSION AGREEMENT

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not  reasonably  have been  expected  to avoid,  and  which by  exercise  of due diligence would not be able to overcome. The Parties shall not, however, be relieved of liability for failure of performance if such failure is due to causes arising out of removable or remediable causes which it fails to remove or remedy with reasonable dispatch. Any Party rendered unable to fulfill any obligation by reason of an Uncontrollable Force shall exercise due diligence to remove such inability with all reasonable dispatch. Nothing contained herein, however, shall be construed to require a Party to prevent or settle a strike against its will.
     10. Indemnification
          Neither Party ("First Party") shall be liable, whether in warranty, tort, or strict liability, to the other Party ("Second Party") for any injury or death to any person, or for any loss or damage to any property, caused by or arising out of any electric disturbance of the First Party's electric system, whether or not such electric disturbance resulted from the First Party's negligent act or omission. Each Second Party releases the First Party from, and shall indemnify and hold harmless the First Party from, any such liability. As used in this Section, (1) the term "Party" means, in addition to such Party itself, its agents, directors, officers, and employees; (2) the term "damage" means all damage, including consequential damage; and (3) the term "persons" means any person, including those not connected with either Party to this Agreement.

10 - RESTATED TRANSMISSION AGREEMENT

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     11. Assignment

          Neither Party shall assign this Agreement without the prior written consent of the other Party, except:
               (a) to any corporation into which or with which the Party making the assignment is merged or consolidated or to which the Party transfers substantially all of its assets;
               (b) to any person or entity wholly owning, wholly owned by, or wholly owned in common with the Party making the assignment.
                  Subject to the foregoing restrictions in this Section, this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
     12. Miscellaneous
          12.01 Amendment. This Agreement may be amended only by an instrument in writing executed by the Parties which expressly refers to this Agreement and states that it is an amendment hereto.
          12.02 Section and Paragraph Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.
          12.03 Waiver. Any of the terms or conditions of this Agreement may be waived at any time and from time to time, in writing, by the Party entitled to the benefit of such terms or conditions.

11 - RESTATED TRANSMISSION AGREEMENT

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          12.04  Choice  of Law.  This  Agreement  shall  be  subject  to and be construed under the laws of the State of Arizona.
          12.05   Notices.   All   notices,   requests,   demands,   and   other
communications given by APS or PacifiCorp shall be in writing and shall be deemed to have been duly given when delivered personally or when deposited into the United States mail, to the following addresses:

                    To        APS:  Arizona  Public  Service  Company
                              Corporate Secretary
                              P.O. Box 53999
                              Phoenix, AZ 85072-3999

         To PacifiCorp:       PacifiCorp
                              Sr. Vice President,
                              Wholesale Transactions & Transmission
                              700 N.E. Multnomah Blvd.
                              Portland, OR  97232

or to such other address as APS or PacifiCorp may designate in writing.

          12.06 Integrated Agreement. This Agreement constitutes the entire agreement between the Parties hereto, and supersedes all prior agreements and understandings, oral and written, among the Parties hereto with respect to the subject matter hereof.

12 - RESTATED TRANSMISSION AGREEMENT

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          IN WITNESS  WHEREOF,  the Parties have signed this Agreement as of the date first above written.

                                    Pacificorp


                                     By  Brian D.Sickels
                                        ---------------------------------------
                                     Title: Vice President, Power Systems
                                           ------------------------------------



                                     Arizona Public Service Company


                                     By  Jack E. Davis
                                        ---------------------------------------

                                     Title: Vice President,
                                            Generation and Transmission
                                           ------------------------------------



13 -            RESTATED TRANSMISSION AGREEMENT